EXHIBIT 23








        CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


TO BAIRNCO CORPORATION:



As independent certified public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (Files 33-36330 and 33 41313).








Orlando, Florida
March 19, 1999
                                             Arthur Andersen LLP